Commitments and Contingencies	9 Months Ended
Sep. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Commitments and Contingencies
Legal Matters
The Company is periodically involved in litigation and various legal matters that arise in the normal course of business. Such matters are subject to many uncertainties and outcomes which are not predictable. At the current time, the Company does not believe that any legal matters could have a material adverse effect on its financial position or future results of operations and therefore has not recorded any reserves in relation thereto as of September 30, 2019.
Other
The Company also has certain commitments related to the commercial and technical management of its vessels. As of September 30, 2019, we would be obligated to pay termination fees of $3.6 million to SCM and SSM if we were to cancel our Master Agreement as of September 30, 2019. We are also required to pay SCM for each vessel that we own an amount equal to three months of commissions that SCM would have expected to earn had the contracts not been terminated. Due to the variable nature of the commissions, they have been excluded from these figures. There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.
As of September 30, 2019, the Company’s contractual obligations and commitments consisted principally of debt repayments, future minimum payments under non-cancelable time chartered-in agreements and future minimum purchases under non-cancelable purchase agreements. Other than the addition of the five Kamsarmax vessels time chartered-in for which the details are listed below, there have been no significant changes to such arrangements and obligations since December 31, 2018.
Time chartered-in vessels
During the nine months ended September 30, 2019, the Company time chartered-in five Kamsarmax vessels and exercised its option to extend the time charter-in on one Ultramax vessel for one year. The terms of the contracts are summarized as follows:

Vessel Type	Year Built	DWT	Country of Build	Daily Base Rate	Earliest Expiry
Ultramax	2017	62,100	Japan	$10,885	30-Sep-20	(1)
Kamsarmax	2019	81,100	China	Variable	10-Mar-21	(2)
Kamsarmax	2019	81,100	China	Variable	7-Apr-21	(3)
Kamsarmax	2018	82,000	China	$12,000	25-June-21	(4)
Kamsarmax	2018	81,100	China	Variable	13-Jul-21	(5)
Kamsarmax	2015	81,100	China	Variable	22-Jul-21	(6)

(1)
This vessel was originally time chartered-in for 22 to 24 months at the Company’s option at $10,125 per day. In September 2019, the Company exercised its option to extend the time charter for one year at $10,885 per day. The vessel was delivered to the Company in September 2017.

(2)	This vessel has been time chartered-in for 24 to 27 months at the Company’s option at 118% of the BPI. The vessel was delivered to the Company in March 2019.

(3)	This vessel has been time chartered-in for 24 to 27 months at the Company’s option at 118% of the BPI. The vessel was delivered to the Company in May 2019.

(4)
This vessel is time chartered-in for 24 months at $12,000 per day for the first twelve months and at $12,500 per day for the second twelve months. The Company has the option to extend this time charter for 12 months at $13,000 per day and an additional 12 months at $14,500 per day. The Company also has options to purchase the vessel beginning after the first year. The vessel was delivered to the Company in July 2019.

(5)	This vessel has been time chartered-in for 24 to 27 months at the Company’s option at 120% of the BPI. The vessel was delivered to the Company in July 2019.

(6)	This vessel has been time chartered-in for 24 to 27 months at the Company’s option at 118% of the BPI. The vessel was delivered to the Company in August 2019.